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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2004


                           CAPITAL LEASE FUNDING, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                      1-32039             52-2414533
- ----------------------------         -------------      -------------------
(State or other jurisdiction          (Commission       (I.R.S. Employer
     of incorporation)                File Number)      Identification No.)

     110 Maiden Lane, New York, NY                             10005
- ----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 217-6300

         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         This information, including Exhibit 99.1, and the earnings press release attached hereto are being furnished by Capital Lease Funding, Inc. (the "Company") insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three and nine months ended September 30, 2004.

         On November 9, 2004, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01 Regulation FD Disclosure

         The information being furnished pursuant to this " Item 9.01 Regulation FD Disclosure" shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.


        (c) Exhibits

         Exhibit                    Description
         -------                    -----------
         99.1                       Press Release of Capital Lease Funding,
                                    Inc. dated November 9, 2004 regarding
                                    third quarter earnings



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CAPITAL LEASE FUNDING, INC.

                                        By:    /s/ Shawn P. Seale
                                     ---------------------------------------
                                                 Shawn P. Seale
                                     Senior Vice President, Chief Financial
                                             Officer and Treasurer

DATE: November 9, 2004